Business combinations	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
2.       Business combinations

Effective March 13, 2012, Flamel acquired, through its wholly owned subsidiary Flamel US Holdings, Inc., or Flamel US, all of the membership interests of Éclat Pharmaceuticals, LLC, or Éclat Pharmaceuticals, from Éclat Holdings, LLC, or Éclat Holdings, an affiliate of Flamel’s largest shareholder Deerfield Capital L.P. Éclat Pharmaceuticals is a specialty pharmaceuticals business focused on the development, approval and commercialization of niche brands and generic pharmaceutical products. In exchange for all of the issued and outstanding membership interests of Éclat Pharmaceuticals, Flamel US provided consideration consisting of:

-	a $12 million senior, secured six-year note that is guaranteed by the Company and its subsidiaries and secured by the equity interests and assets of Éclat;
-	two warrants to purchase a total of 3,300,000 American Depositary Shares, each representing one ordinary share of Flamel (“ADSs”); and
-	a commitment to make earn out payments of 20% of any gross profit generated by certain Éclat Pharmaceuticals launch products
-	a commitment to pay 100% of any gross profit generated by Hycet® up to a maximum of $1 million.

The Purchase Agreement also contains certain representations and warranties, covenants, indemnification and other customary provisions.

Flamel US issued the note pursuant to a Note Agreement among Flamel, Flamel US and Éclat Holdings dated March 13, 2012. The note is payable over six years only if certain contingencies are satisfied, namely that: (a) two or more Éclat Pharmaceuticals launch products are approved by the FDA, or (b) one Éclat Pharmaceuticals launch product is approved by the FDA and has generated $40 million or more in cumulative net sales. These contingencies are referred to as thresholds. If either Threshold is satisfied, Flamel US will pay 25% of the original principal amount due under the note on each of the third, fourth, fifth and sixth anniversaries of the date of the note. The note accrues interest at an annual rate of 7.5% (calculated on the basis of the actual number of days elapsed in each month) and is payable quarterly in arrears commencing on July 2, 2012 and on the first business day of each October, January, April and July thereafter; provided, however, that if on any such interest payment date, at least one Éclat Pharmaceuticals launch product has not been approved by the FDA, the interest payable on such date will not be payable, but will be added on such date to the outstanding principal amount of the note. Flamel must pay any interest so accrued no later than nine months after such FDA approval and, upon such payment; such outstanding principal amount of the note will be reduced by the amount thereof.

In addition to the note, two six year warrants were issued to purchase an aggregate of 3,300,000 ADSs, each representing one ordinary share, of Flamel. One warrant is exercisable for 2,200,000 ADSs at an exercise price of $7.44 per ADS, and the other warrant is exercisable for 1,100,000 ADSs at an exercise price of $11.00 per ADS. The warrants provide that they may only be exercised for six years following the approval, for the purposes of French law, by the holders of a majority of Flamel’s ordinary shares, of the authorization and issuance of the warrants and the ordinary shares underlying the warrants and the waiver of all preferential subscription rights of holders of ordinary shares (and ADSs) with respect to the warrant and the underlying shares.  On June 22, 2012, the authorization and issuance and waiver were approved by the holders of the requisite number of ordinary shares

The acquisition-date fair value of the consideration transferred totaled $50,927,000 which consisted of the following:

(Amounts in thousands of USD)
Note	$5,625
Warrants	12,065
Deferred consideration	33,237
Total acquisition liabilities	$50,927

The fair value of the note was estimated using a probability-weighted discounted cash flow model. This fair value measurement is based on significant inputs not observable in the market and thus represents a level 3 measurement as defined in ASC 820. The key assumptions are as follows: 20% discount rate, 72% probability of success.

The fair value of the warrants was determined by using a Black-Scholes option pricing model with the following assumptions:

Share price	$7.29
Risk-free interest rate	2.00%
Dividend yield	-
Expected volatility	56.26%
Expected term	6.0 years

The deferred consideration fair value was estimated by using a discounted cash flow model based on probability adjusted annual gross profit of each of the Éclat Pharmaceuticals products. A discount rate of 20% has been used, except for Hycet for which a discount rate of 13% has been retained.

The transaction was accounted for as a business combination under the acquisition method of accounting. Accordingly, the tangible assets and identifiable intangible assets acquired and liabilities assumed were recorded at fair value, with the remaining purchase price recorded as goodwill.

The following table summarizes the final fair values of the assets acquired and liabilities assumed at the acquisition date.

At March 13, 2012 (amounts in thousands of USD)

Cash and cash equivalent	$1,771
Account receivables	210
Inventories	38
Prepaid expenses and other current assets	430
Property and equipment, net	57
Intangible assets	49,282
Goodwill	18,491
Total identifiable assets acquired	70,279

Current liabilities	(459)
Deferred Tax Liabilities	(18,887)
Long term liabilities	(6)
Total liabilities assumed	(19,352)
Net identifiable assets acquired	$70,279
Net assets acquired	$50,927

Of the $49,282,000 of acquired intangible assets, $47,309,000 was allocated to in-process research and development (IPR&D) assets that were recognized at fair value on the acquisition date. The fair value was determined using an income approach, including a discount rate of 20%, applied to probability adjusted after-tax cash flows. The estimated costs to complete the IPR&D projects represents management’s best estimate of expected costs, but are subject to change based on additional information received as development activities advance. The remaining useful life has been estimated to be four years once the products in question have been approved. The remaining $1,973,000 was allocated to the acquired product license for Hycet® (3-year useful economic life). In November 2013, the Company disposed of the product license for Hycet generating a gain on sale of $0.1 million.

The deferred tax liability of $18.9 million relates to temporary differences associated primarily with the IPR&D, which are not deductible for tax purposes. Deferred taxes have been calculated at the statutory rate of 40%.

The difference between the purchase price and the fair value of the assets acquired and liabilities assumed of $18.5 million was allocated to goodwill. This goodwill is attributable to the remaining product opportunities identified by the acquired entity at the date of acquisition, but for which limited development had occurred and the regulatory approval process had not commenced. None of the goodwill is expected to be deductible for income tax purposes.

The Company recognized $635,000 of acquisition related costs that were expensed and included in SG&A expenses.

The amounts of revenues and earnings of Éclat Pharmaceuticals included in the Company’s consolidated income statement from the acquisition date to the period ending December 31, 2012 (in thousands) are as follows:

Revenue and earnings included in the
consolidated income statement
from March 13, 2012 to December 31, 2012
Revenues	$560

Net Income/(Loss)	$(5,301)

The following supplemental pro forma information presents Flamel’s financial results for the twelve month period as if the acquisition of Éclat Pharmaceuticals had occurred on January 1, 2011 (in thousands):

	Twelve months ended December 31,
	2011	2012
	(unaudited)
Revenues	$33,209	$26,314

Net Income/(Loss)	$(13,624)	$(3,754)

The above unaudited pro forma information was determined based on the historical US GAAP results of Flamel and Éclat Pharmaceuticals. The unaudited pro forma consolidated results are not necessarily indicative of what the Company’s consolidated results of operations actually would have been if the acquisition was completed on January 1, 2011. The unaudited pro forma consolidated net income primarily reflects adjustment of:

i.
Elimination of $0.6 million of transaction costs, which are directly attributable to the transaction, for Flamel for the period ended December 31, 2012, and integration of these costs as if they were expensed in the period ended December 31, 2011.

ii.
Adjustment to record the estimated amortization expense for intangible asset. The amortization expense was calculated using estimated useful life of three years for the Hycet product license acquired by Éclat Pharmaceuticals in July 2011, with an estimated value of $2.0 million, considering the acquisition would have been completed on January 1, 2011. The amortization for period ended December 31, 2011 amounts to $660,000.

iii.
An adjustment to record the estimated increase in amortization expense for intangible assets for the period prior to the acquisition (from January 1, 2012 to March 13, 2012). The incremental expense for the three months was $25,000.

Net loss for the twelve month period ended December 31, 2012 includes income of $14.4 million of which $18.8 million represents remeasurement of the fair value of the acquisition liabilities and $4.3 million of expenses net of tax in connection with the impairment of certain assets acquired. Net loss for the twelve month period ended December 31, 2013 includes expenses of $28.1 million related to the remeasurement of the fair value of the acquisition liabilities. The Company’s result of operations in future periods will be affected by the movements in the fair value of the acquisition liabilities which are remeasured at each balance sheet date. Changes in fair value will be recognized in operating income. Changes in assumptions or other variants used to calculate the fair value of acquisition liabilities, such as, but not limited to, the Company’s share price, volatility of the share price, discount rates, probability assessment of success in completing development and commercializing acquired products, market share, market size and selling prices negotiated for each product will have an effect on the fair value of the acquisition liabilities. Future non-discounted probability adjusted deferred consideration payments, as of December 31, 2013, are expected to amount to $57.9 million.

As of December 31, 2012 and 2013, the Company conducted impairment tests of the IPR&D and recognized an expense of $7,170,000 in the year ended December 31, 2012, based on the management’s best estimates of the present value of future cash flows compiled on a project by project and product by product basis (see note 12 Goodwill and intangible assets). The impairment of these assets resulted from new facts and circumstances that occurred post acquisition regarding the potential competitive landscape of one of the products in the portfolio.